Exhibit No. 10.20


                       Gateway 2000, Inc.
          1996 Non-Employee Directors Stock Option Plan
                           As Amended

     1. Purpose. The purpose of the 1996 Non-Employee Directors Stock Option Plan (the "Plan") is to attract and retain highly qualified people who are not employees of Gateway 2000, Inc. (the "Company") or any of its subsidiaries to serve as Non-Employee Directors of the Company, and to encourage Non-Employee Directors to own shares of the Company's Common Stock, $.01 par value (the "Common Stock").

     2. Administration. Grants of Options under the Plan shall be automatic as provided in Section 5.1 below. All questions of interpretation of the Plan or of any options issued hereunder shall be determined by a committee (the "Compensation Committee") consisting of two or more members appointed by the Board of Directors of the Company (the "Board").

     3. Eligibility. Only a member of the Board who is not an employee of the Company or any of its subsidiaries (a "Non-
Employee Director") shall be eligible to participate in the Plan.

     4.  Shares Available for Options.

          4.1. Available Shares. "Option" shall mean an option granted under the provisions of Section 5 of this Plan to purchase Common Stock. "Date of Grant" shall mean the date of grant of an Option. The Company intends that Options shall constitute non-qualified stock options [and not incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")]. Subject to adjustment under Section 4.2 below, Options may be granted under the Plan in respect of a maximum of 600,000 shares of Common Stock. Shares subject to an Option that expires or terminates unexercised shall again be available for Options hereunder to the extent of such expiration or termination. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

          4.2. Adjustments. In the event of any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, combination or exchange of shares, or any other similar change affecting the Common Stock, an appropriate adjustment to reflect any such change shall be made in the total number and class of shares for which Options may be granted, the number and class of shares and the price per share of any Option theretofore granted to the extent unexercised and the number and class of shares for which Options shall be granted to Non-Employee Directors pursuant to Section 5.1.1.

     5. Stock Options. Each Option granted under the Plan shall be evidenced by a written agreement in such form as the Compensation Committee shall approve and shall be subject to
Section 4 and the following terms and conditions:

          5.1. Automatic Awards. Awards of Options shall be made automatically to Non-Employee Directors as follows:

               5.1.1. Initial Awards. Each individual who was a Non-Employee Director on December 31, 1995 shall, on the effective date, be granted an Option for the purchase of 24,000 shares of Common Stock. Each individual who was not a Non-Em ployee Director on December 31, 1995 but who is a Non-Employee Director on the day preceding the effective date shall, on the effective date, be granted an Option for the purchase of 12,000 shares of Common Stock.

               5.1.2. Annual Awards. Each Non-Employee Director shall be granted an Option for the purchase of 12,000 shares of Common Stock immediately following each annual meeting following the effective date, provided the individual is a Non-Employee Director on the Date of Grant.

          5.2. Apportionment of Shares. The automatic awards specified in Section 5.1 shall be made in the amounts specified in Section 5.1 only if the number of shares of Common Stock available to be issued, transferred or exercised pursuant to awards under the Plan as calculated in Section 4.1 is sufficient to make all automatic awards required to be made by Section 5.1 on the respective Dates of Grant. If the number of shares of Common Stock available to be issued or transferred pursuant to awards under the Plan on any Date of Grant of one or more automatic awards is insufficient to permit the grant of all such awards, the Common Stock available under the Plan shall be proportionally allocated between such awards, and the number of shares so allocated to each award shall be the number of shares granted.

          5.3.   Terms  and Conditions of Automatic  Award.   The
following terms and conditions shall apply to automatic awards made pursuant to Section 5.1:

               5.3.1. Initial Awards. With respect to Option awards granted pursuant Section 5.1.1: (1) the exercise price for each share of Common Stock subject to the Option shall be the Fair Market Value of a share of Common Stock on the Date of Grant of such Option; (2) the Option shall become 100% vested and exercisable at midnight, Central Time, of the day before the first anniversary of the Date of Grant of such Option so long as the Non-Employee Director remains a director of the Company after the Date of Grant through such time; and (3) the Option shall terminate on the earliest of (i) midnight, Central Time, of the day before the tenth anniversary of the Date of Grant,
(ii) midnight, Central Time, on the ninetieth day after the date on which the Holder ceases to be a Non-Employee Director for any reason other than the reasons specified in the following clause
(iii), or (iii) midnight, Central Time, of the day before the first anniversary of the date the Holder ceases to be a Non-Employee Director because of death or permanent disability.

               5.3.2. Annual Awards. With respect to Option awards granted pursuant to Section 5.1.2: (1) the exercise price for each share of Common Stock subject to the Option shall be the Fair Market Value of a share of Common Stock on the Date of Grant of such Option; (2) the Option shall become vested and exercisable with respect to one-third of the number of shares subject thereto (provided, that any fractional share shall be rounded up to a whole share) at midnight, Central Time, of the day before each of the first three anniversaries of the Date of Grant so long as the Non-Employee Director remains a Non-Employee Director of the Company after the Date of Grant through such times; and (3) the Option shall terminate on the earliest of
(i) midnight, Central Time, of the day before the tenth anniversary of the Date of Grant, (ii) midnight, Central Time, on the ninetieth day after the date on which the Holder ceases to be a director for any reason other than the reasons specified in the following clause (iii), or (iii) midnight, Central Time, of the day before the first anniversary of the date the Holder ceases to be a director because of death or permanent disability.

          5.4. Exercise of Options. An option, or portion thereof, shall be exercised by delivery of a written notice of exercise to the Secretary of the Company and payment of the full purchase price (the "Exercise Price") for the shares being purchased pursuant to the Option. The Exercise Price may be paid in cash, in shares of Common Stock already owned for at least six months (or for less than six months if approved by the Chief Executive Officer of the Company) by the Non-Employee Director who is granted an Option (including any other person entitled to exercise the Option, the "Optionee") and to which the Optionee has good title, free and clear of all liens and encumbrances, or partly in cash and partly in such shares of Common Stock; provided that, the method of paying the Exercise Price shall be in compliance with Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations thereunder. The value of shares delivered in payment of the Exercise Price shall be their Fair Market Value as of the date of exercise of the Option. Payments in cash may be made by the delivery of a check payable to the order of the Company. Subject to Section 6, below, upon receipt of notice and payment, the Company shall promptly issue and deliver to the Optionee (or other person entitled to exercise the Option) a certificate or certificates for the number of shares as to which the exercise is made. An Option may not be exercised for fractional shares of Common Stock.

          5.5. Termination of Service. Each Option terminates ten years from the date of grant or, if earlier, (1) three years after the initial grantee of the Option (the "Grantee") ceases service as a Director for any reason other than death or disability, if the Grantee served for six years or more; (2) 90 days after the Grantee ceases service as a Director for any reason other than death or disability, if the Grantee did not serve for six years or more; or (3) one year after the Grantee ceases service as a Director as a result of death or disability. The rights of the Grantee may be exercised by the Grantee's guardian or legal representative in the case of disability or death.

          5.6. Fair Market Value. "Fair Market Value," for all purposes under the Plan, shall mean the closing price of a share of Common Stock as reported daily in The Wall Street Journal or similar, readily available public source for the date in question. If no sales of shares of Common Stock were made on such date, the closing price of a share of Common Stock as reported for the preceding day on which a sale of shares of Common Stock occurred shall be used.

          5.7 Acceleration and Settlement of Awards. Notwithstanding anything herein to the contrary, in the event of a Change in Control (as described below), effective with such Change in Control, outstanding options that are not exercisable on the date preceding such Change in Control shall become exercisable in full. Upon a Change of Control described in (iii) below, all outstanding options shall represent a right to receive the consideration and shall terminate and cease to be outstanding (unless assumed by the acquiror as described above).

     For purposes hereof, the term "Change in Control" shall mean
     (i) the acquisition, directly or indirectly by
any person or related group of persons (other than the Company or a person that directly or indirectly controls, controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13D-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders of (ii) a change in the composition of the board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board, (iii) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the person holding those securities immediately prior to such transaction, or (iv) the sale, transfer or other disposition of all or substantially all of the Company's assets or the complete liquidation or dissolution of the Company.

     6. Tax Withholding. The Company shall be entitled, if necessary or desirable, to withhold from any Optionee from any amounts due and payable by the Company to such Optionee (or secure payment from such Optionee in lieu of withholding) the amount of any withholding or other tax due from the Optionee with respect to any shares of Common Stock issuable under the Plan. The Optionee may satisfy any withholding tax obligation by (1) a cash payment to the Company; or (2) delivery of previously-owned shares of Common Stock which the Optionee has held for at least six months (or less than six months with the permission of the Chief Executive Officer) and to which the Optionee has good title, free and clear of all liens and encumbrances.

     7. Transferability and Exercisability. Options granted under the Plan shall not be transferable or assignable other than
(1) by will or the laws of descent and distribution; (2) by gift or other transfer to any trust or estate in which the original option recipient or such recipient's spouse or other immediate relative has a substantial beneficial interest, or to a spouse or other immediate relative, provided that any such transfer is permitted by Rule 16b-3 of the Exchange Act as in effect when such transfer occurs and the Board does not rescind this provision prior to such transfer; or (3) pursuant to a qualified domestic relations order (as defined by the Code). However, any Option so transferred shall continue to be subject to all the terms and conditions contained in the instrument evidencing such Option.

     If so permitted by the Compensation Committee, an Optionee may designate a beneficiary or beneficiaries to exercise the rights of the Optionee and receive any distribution under the Plan upon the death of the Optionee.

     8. Legal Requirements. Notwithstanding any other provision of the Plan, the Company shall not be obligated to offer or sell any shares of Common Stock upon exercise of an Option unless the shares to be issued upon such exercise are at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended (the "Securities Act") and the offer and sale of such shares are otherwise in compliance with all applicable federal and state securities laws and the requirements of any stock exchange or similar agency on which the Company?s securities may then be listed or quoted. The Company shall have no obligation to register the securities covered by this Plan under the federal securities laws or take any other steps as may be necessary to enable the securities covered by this Plan to be offered and sold under federal or other securities laws. Upon exercising all or any portion of an Option, an Optionee may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the shares of Common Stock upon exercise of the Option or subsequent transfers of any interest in such shares to comply with the Securities Act and other applicable securities laws. Certificates evidencing shares of Common Stock issued pursuant to Options shall bear any legend required by, or useful for the purposes of compliance with, applicable securities laws, this Plan or the agreements evidencing the Options.

     It is the intention of the Company that the Plan comply in all respects with Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, that eligible directors remain disinterested persons for purposes of administering other employee benefit plans of the Company and that such other plans be exempt from
Section 16(b) of the Exchange Act. Therefore, if any Plan provision should be found not to be in compliance with Rule 16b-3 or if any Plan provision would disqualify eligible directors from remaining disinterested persons, that provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3.

     9. Effective Date; Duration; Suspension and Amendment. The Plan shall become effective upon ratification and approval by the affirmative vote of the holders of a majority of the securities of the Company present or represented, and entitled to vote at, a meeting of stockholders of the Company. The Plan shall terminate automatically on the tenth anniversary of the effective date unless terminated earlier by the Board. The Board may suspend the Plan at any time. The Board may amend the Plan at any time; provided that, no amendment may be made without the approval of the stockholders of the Company (in the same manner as initial approval of the Plan) if such amendment would (1) increase the total number of shares for which Options may be granted;
(2) change the manner of determining the purchase price of shares of Common Stock under the Plan; (3) change the class of persons eligible to receive Options under the Plan; (4) change the provisions relating to the administration of the Plan; or (5) in any other manner cause the Plan to fail to comply with Rule 16b-3 under the Exchange Act or any other requirement of applicable law or regulation. Notwithstanding any other provision of the Plan, in no event shall the provisions of this Plan be amended more frequently than once every six months other than to comply with changes in the Code or the rules thereunder. The Board may terminate the Plan at any time, but such termination shall not affect Options already granted and such Options shall remain in full force and effect as if the Plan had not been terminated. No shares of Common Stock shall be issued or sold under this Plan after the termination of the Plan, except upon exercise of Options granted before termination. Any shares of Common Stock authorized under Section 4 of the Plan (or any amendment thereof) with respect to which an Option is not granted prior to termination of the Plan, or with respect to which an Option is terminated, forfeited or canceled after termination of the Plan, shall automatically be transferred to any subsequent stock option plan for Non-Employee Directors of the Company.

     10. Limitation of Rights. Neither the Plan nor the granting of any Option hereunder shall constitute an agreement or understanding that the Company will retain a Non-Employee Director for any period of time or at any particular rate of compensation. The holder of an Option shall not thereby have any rights as a stockholder until the holder receives shares of Common Stock upon exercise of such Option.

     11. Unfunded Plan. Unless otherwise determined by the Compensation Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Optionee or other person. To the extent any person holds any rights by virtue of an Option granted under the Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Company.

     12. Governing Law. The validity, construction and effect of the Plan and any actions taken or relating to the Plan shall be determined in accordance with the laws of the State of South
Dakota and applicable federal law.